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                                  EXHIBIT 10.3








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                                  EXHIBIT 10.3


                 SUBSIDIARIES OF WAYNE SAVINGS BANCSHARES, INC.

       Wayne Savings Community Bank, An Ohio savings and loan association



                  SUBSIDIARIES OF WAYNE SAVINGS COMMUNITY BANK

                  Village Savings Bank, a Federal savings bank